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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               November 20, 2000
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                           ONYX SOFTWARE CORPORATION
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


       Washington                      0-25361                  91-1629814
----------------------------     ---------------------       -------------------
(State or Other Jurisdiction     (Commission File No.)         (IRS Employer
     of Incorporation)                                       Identification No.)

       3180 -139th Avenue SE, Suite 500, Bellevue, Washington  98005-4091
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          (Address of Principal Executive Offices)          (Zip Code)

                                (425) 451-8060
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             (Registrant's Telephone Number, Including Area Code)

                                     None
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     On November 21, 2000, Onyx Software Corporation announced that it had filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission for the sale of up to $100 million of Onyx common stock. The shares of Onyx common stock will be available for sale once the registration statement is declared effective by the SEC. Onyx expects to offer a portion of the shares periodically during the next two years at times it believes market conditions to be favorable. The terms of any offering under the shelf registration will be determined at the time of the offering and will be described in a prospectus supplement.

     Onyx also announced on November 21, 2000 that it had completed a private placement of $5 million of common stock with William B. Elmore of Foundation Capital, at a purchase price of $14.573 per share. Mr. Elmore currently serves on Onyx's board of directors.

     A copy of the press release dated November 21, 2000, relating to the announcements of the shelf registration and private placement, is attached as
Exhibit 99.1 and is incorporated into this current report by reference.

                                       2
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Item 7.  Financial Statements, Pro Forma Information and Exhibits

     (c)  Exhibits

99.1 Onyx Software Corporation press release dated November 21, 2000, announcing shelf registration statement and private placement

                                       3
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ONYX SOFTWARE CORPORATION



Dated: November 21, 2000                     By:  /s/  Amy Kelleran
                                                --------------------------------
                                                Amy Kelleran

                                                Interim Chief Financial Officer
                                                and Treasurer


                                       4
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                                 EXHIBIT INDEX

Exhibit Number  Description
--------------  -----------
99.1 Onyx Software Corporation press release dated November 21, 2000, announcing shelf registration statement and private placement